28






REGISTRATION RIGHTS AGREEMENT


Dated as of June 28, 1996
by and among


American Skiing Company,
the  Guarantors Named on the Signature
Pages Hereto

and

Bear, Stearns & Co. Inc.

          This Registration Rights
Agreement (this "Agreement") is made
and entered into as of June 28, 1996
by and among American Skiing Company,
a Maine corporation (the "Company"),
the guarantors named on the signature
pages hereto (collectively, the
"Guarantors") and Bear, Stearns & Co.
Inc. (the "Initial Purchaser"), who
has agreed to purchase the Company's
13 3/4 Series A Subordinated Discount
Notes due 2007 (the "Series A
Subordinated Notes") pursuant to the
Purchase Agreement (as defined below).

          This Agreement is made
pursuant to the Purchase Agreement,
dated June 25, 1996 (the "Purchase
Agreement"), by and among the Company,
the Guarantors and the Initial
Purchaser.  In order to induce the
Initial Purchaser to purchase the
Series A Subordinated Notes, the
Company has agreed to provide the
registration rights set forth in this
Agreement.  The execution and delivery
of this Agreement is a condition to
the obligations of the Initial
Purchaser set forth in Section 3 of
the Purchase Agreement.

          The parties hereby agree as
follows:

SECTION 1.          DEFINITIONS

          As used in this Agreement,
the following capitalized terms shall
have the following meanings:

          Accreted Value:  As defined
in the Indenture.

          Act:  The Securities Act of
1933, as amended.

          Broker-Dealer:  Any broker
or dealer registered under the
Exchange Act.

          Closing Date:  The date of
this Agreement.

          Commission:  The Securities
and Exchange Commission.

          Consummate:  An Exchange
Offer shall be deemed "Consummated"
for purposes of this Agreement upon
the occurrence of (i) the filing and
effectiveness under the Act of the
Exchange Offer Registration Statement
relating to the Series B Subordinated
Notes to be issued in the Exchange
Offer, (ii) the maintenance of such
Registration Statement continuously
effective and the keeping of the
Exchange Offer open for a period not
less than the minimum period required
pursuant to Section 3(b) hereof, and
(iii) the delivery by the Company to
the Registrar under the Indenture of
Series B Subordinated Notes in the
same aggregate principal amount as the
aggregate principal amount of Series A
Subordinated Notes that were tendered
by Holders thereof pursuant to the
Exchange Offer.

          Damages Payment Date:  With
respect to the Series A Subordinated
Notes, January 15 and July 15 of each
year, commencing January 15, 1997.

          Effectiveness Target Date:
As defined in Section 5.

          Exchange Act:  The
Securities Exchange Act of 1934, as
amended.

          Exchange Offer:  The
registration by the Company under the
Act of the Series B Subordinated Notes
pursuant to the Exchange Offer
Registration Statement pursuant to
which the Company offers the Holders
of all outstanding Transfer Restricted
Securities the opportunity to exchange
all such outstanding Transfer
Restricted Securities held by such
Holders for Series B Subordinated
Notes in an aggregate principal amount
equal to the aggregate principal
amount of the Transfer Restricted
Securities tendered in such exchange
offer by such Holders.

          Exchange Offer Registration
Statement:  The Registration Statement
relating to the Exchange Offer,
including the related Prospectus.

          Exempt Resales:  The
transactions in which the Initial
Purchaser proposes to sell the Series
A Subordinated Notes to certain
"qualified institutional buyers," as
such term is defined in Rule 144A
under the Act, and to certain
institutional "accredited investors,"
as such term is defined in Rule
501(a)(1), (2), (3) or (7) of
Regulation D under the Act
("Accredited Institutions").

          Holders:  As defined in
Section 2(b) hereof.

          Indenture:  The Indenture,
dated as of June 28, 1996, among the
Company, the Guarantors and United
States Trust Company of New York, as
trustee (the "Trustee"), pursuant to
which the Notes are to be issued, as
such Indenture is amended or
supplemented from time to time in
accordance with the terms thereof.

          NASD:  National Association
of Securities Dealers, Inc.

          Notes:  The Series A
Subordinated Notes and the Series B
Subordinated Notes.

          Person:  An individual,
partnership, corporation, limited
liability company, trust or
unincorporated organization, or a
government or agency or political
subdivision thereof.

          Prospectus:  The prospectus
included in a Registration Statement,
as amended or supplemented by any
prospectus supplement and by all other
amendments thereto, including post-
effective amendments, and all material
incorporated by reference into such
Prospectus.

          Record Holder:  With respect
to any Damages Payment Date relating
to Notes, each Person who is a Holder
of Notes on the January 1 or July 1
next preceding such Damages Payment
Date.

          Registration Default:  As
defined in Section 5 hereof.

          Registration Statement:  Any
registration statement of the Company
relating to (a) an offering of Series
B Subordinated Notes pursuant to an
Exchange Offer or (b) the registration
for resale of Transfer Restricted
Securities pursuant to the Shelf
Registration Statement, which is filed
pursuant to the provisions of this
Agreement, in each case, including the
Prospectus included therein, all
amendments and supplements thereto
(including post-effective amendments)
and all exhibits and material
incorporated by reference therein.

          Series B Subordinated Notes:
The Company's 13 3/4% Series B
Subordinated Discount Notes due 2007
to be issued pursuant to the Indenture
(a) in the Exchange Offer or (b)
pursuant to a Shelf Registration
Statement, in each case, in exchange
for Series A Subordinated Notes.

          Shelf Filing Deadline:  As
defined in Section 4 hereof.

          Shelf Registration
Statement:  As defined in Section 4
hereof.

          TIA:  The Trust Indenture
Act of 1939 (15 U.S.C. Section
77aaa-77bbbb) as in effect on the date
of the Indenture.

          Transfer Restricted
Securities:  Each Note, until the
earliest to occur of (a) the date on
which such Note is exchanged in the
Exchange Offer and entitled to be
resold to the public by the Holder
thereof without complying with the
prospectus delivery requirements of
the Act, (b) the date on which such
Note has been effectively registered
under the Act and disposed of in
accordance with a Shelf Registration
Statement and (c) the date on which
such Note is distributed to the public
pursuant to Rule 144 under the Act or
by a Broker-Dealer pursuant to the
"Plan of Distribution" contemplated by
the Exchange Offer Registration
Statement (including delivery of the
Prospectus contained therein).

          Underwritten Registration or
Underwritten Offering:  A registration
in which securities of the Company are
sold to an underwriter for reoffering
to the public.


SECTION 2.     SECURITIES SUBJECT TO
THIS AGREEMENT

          (a)  Transfer Restricted
Securities.  The securities entitled
to the benefits of this Agreement are
the Transfer Restricted Securities.

          (b)  Holders of Transfer
Restricted Securities.  A Person is
deemed to be a holder of Transfer
Restricted Securities (each, a
"Holder") whenever such Person owns
Transfer Restricted Securities.


SECTION 3.          REGISTERED
EXCHANGE OFFER

          (a)  Unless the Exchange
Offer shall not be permissible under
applicable law or Commission policy
(after the procedures set forth in
Section 6(a) below have been complied
with), the Company and the Guarantors
shall (i) cause to be filed with the
Commission as soon as practicable
after the Closing Date, but in no
event later than 45 days after the
Closing Date, the Exchange Offer
Registration Statement, (ii) use their
best efforts to cause such Exchange
Offer Registration Statement to become
effective no later than 150 days after
the Closing Date, (iii) in connection
with the foregoing, file (A) all pre-
effective amendments to such Exchange
Offer Registration Statement as may be
necessary in order to cause such
Exchange Offer Registration Statement
to become effective, (B) if
applicable, a post-effective amendment
to such Exchange Offer Registration
Statement pursuant to Rule 430A under
the Act and (C) cause all necessary
filings in connection with the
registration and qualification of the
Series B Subordinated Notes to be made
under the Blue Sky laws of such
jurisdictions as are necessary to
permit Consummation of the Exchange
Offer, and (iv) upon the effectiveness
of such Exchange Offer Registration
Statement, commence and Consummate the
Exchange Offer.  The Exchange Offer
shall be on the appropriate form
permitting registration of the Series
B Subordinated Notes to be offered in
exchange for the Transfer Restricted
Securities and to permit resales of
Notes held by Broker-Dealers as
contemplated by Section 3(c) below.

          (b)  The Company and the
Guarantors shall use their best
efforts to cause the Exchange Offer
Registration Statement to be effective
continuously and shall keep the
Exchange Offer open for a period of
not less than the minimum period
required under applicable federal and
state securities laws to Consummate
the Exchange Offer; provided, however,
that in no event shall such period be
less than 20 business days.  The
Company and the Guarantors shall cause
the Exchange Offer to comply with all
applicable federal and state
securities laws.  No securities other
than the Notes shall be included in
the Exchange Offer Registration
Statement.  The Company and the
Guarantors shall use their best
efforts to cause the Exchange Offer to
be Consummated on the earliest
practicable date after the Exchange
Offer Registration Statement has
become effective, but in no event
later than 30 business days
thereafter.

          (c)  The Company and the
Guarantors shall include a "Plan of
Distribution" section in the
Prospectus contained in the Exchange
Offer Registration Statement and
indicate therein that any Broker-
Dealer who holds Series A Subordinated
Notes that are Transfer Restricted
Securities and that were acquired for
its own account as a result of market-
making activities or other trading
activities (other than Transfer
Restricted Securities acquired
directly from the Company), may
exchange such Series A Subordinated
Notes pursuant to the Exchange Offer;
however, such Broker-Dealer may be
deemed to be an "underwriter" within
the meaning of the Act and must,
therefore, deliver a prospectus
meeting the requirements of the Act in
connection with any resales of the
Series B Subordinated Notes received
by such Broker-Dealer in the Exchange
Offer, which prospectus delivery
requirement may be satisfied by the
delivery by such Broker-Dealer of the
Prospectus contained in the Exchange
Offer Registration Statement.  Such
"Plan of Distribution" section shall
also contain all other information
with respect to such resales by Broker-
Dealers that the Commission may
require in order to permit such
resales pursuant thereto, but such
"Plan of Distribution" shall not name
any such Broker-Dealer or disclose the
amount of Notes held by any such
Broker-Dealer except to the extent
required by the Commission as a result
of a change in policy after the date
of this Agreement.

          The Company and the
Guarantors shall use their best
efforts to keep the Exchange Offer
Registration Statement continuously
effective, supplemented and amended as
required by the provisions of Section
6(c) below to the extent necessary to
ensure that it is available for
resales of Notes acquired by Broker-
Dealers for their own accounts as a
result of market-making activities or
other trading activities, and to
ensure that it conforms with the
requirements of this Agreement, the
Act and the policies, rules and
regulations of the Commission as
announced from time to time, for a
period of 180 days from the date on
which the Exchange Offer Registration
Statement is declared effective.

          The Company shall provide
sufficient copies of the latest
version of such Prospectus to Broker-
Dealers promptly upon request at any
time during such 180-day period in
order to facilitate such resales, and
Broker-Dealers are not authorized by
the Company to, and shall not, deliver
such Prospectus after such 180-day
period in connection with resales
contemplated by this Section 3 or
otherwise.


SECTION 4.          SHELF REGISTRATION

          (a)  Shelf Registration.  If
(i) the Company and the Guarantors are
not required to file an Exchange Offer
Registration Statement or permitted to
consummate the Exchange Offer because
the Exchange Offer is not permitted by
applicable law or Commission policy
(after the procedures set forth in
Section 6(a) below have been complied
with) or (ii) if any Holder of
Transfer Restricted Securities
notifies the Company on or prior to
the 20th business day following the
Consummation of the Exchange Offer (A)
that such Holder is prohibited by
applicable law or Commission policy
from participating in the Exchange
Offer or (B) that such Holder may not
resell the Series B Subordinated Notes
acquired by it in the Exchange Offer
to the public without delivering a
prospectus and that the Prospectus
contained in the Exchange Offer
Registration Statement is not
appropriate or available for such
resales by such Holder, or (C) that
such Holder is a Broker-Dealer and
holds Series A Subordinated Notes
acquired directly from the Company or
one of its affiliates, then the
Company and the Guarantors shall:

             (x) use their best
   efforts to file a shelf
   registration statement with the
   Commission pursuant to Rule 415
   under the Act, which may be an
   amendment to the Exchange Offer
   Registration Statement (in either
   event, the "Shelf Registration
   Statement") on or prior to the
   earliest to occur of (1) the 60th
   day after the date on which the
   Company and the Guarantors
   determine that they are not
   required to file the Exchange Offer
   Registration Statement, (2) the
   60th day after the date on which
   the Company and the Guarantors
   receive notice from a Holder of
   Transfer Restricted Securities as
   contemplated by clause (ii) above,
   and (3) the 150th day after the
   Closing Date (such earliest date
   being the "Shelf Filing Deadline"),
   which Shelf Registration Statement
   shall provide for resales of all
   Transfer Restricted Securities the
   Holders of which shall have
   provided the information required
   pursuant to Section 4(b) hereof;
   and

             (y) use their best
   efforts to cause such Shelf
   Registration Statement to be
   declared effective by the
   Commission on or prior to the 90th
   day after the Shelf Filing
   Deadline.

The Company and the Guarantors shall
use their best efforts to keep such
Shelf Registration Statement
continuously effective, supplemented
and amended as required by the
provisions of Sections 6(b) and (c)
hereof to the extent necessary to
ensure that it is available for
resales of Notes by the Holders of
Transfer Restricted Securities
entitled to the benefit of this
Section 4(a), and to ensure that it
conforms with the requirements of this
Agreement, the Act and the policies,
rules and regulations of the
Commission as announced from time to
time, for a period of at least three
years following the Closing Date or
such shorter period ending when all
Transfer Restricted Securities covered
by such Shelf Registration Statement
have been sold in the manner set forth
and as contemplated by such Shelf
Registration Statement.

          (b)  Provision by Holders of
Certain Information in Connection with
the Shelf Registration Statement.  No
Holder of Transfer Restricted
Securities may include any of its
Transfer Restricted Securities in any
Shelf Registration Statement pursuant
to this Agreement unless and until
such Holder furnishes to the Company
in writing, within 20 business days
after receipt of a request therefor,
such information as the Company may
reasonably request for use in
connection with any Shelf Registration
Statement or Prospectus or preliminary
Prospectus included therein.  No
Holder of Transfer Restricted
Securities shall be entitled to
Liquidated Damages pursuant to Section
5 hereof unless and until such Holder
shall have used its best efforts to
provide all such reasonably requested
information.  Each Holder as to which
any Shelf Registration Statement is
being effected agrees to furnish
promptly to the Company all
information required to be disclosed
in order to make the information
previously furnished to the Company by
such Holder not materially misleading.


SECTION 5.          LIQUIDATED DAMAGES

          If (i) any of the
Registration Statements required by
this Agreement is not filed with the
Commission on or prior to the date
specified for such filing in this
Agreement, (ii) any of such
Registration Statements has not been
declared effective by the Commission
on or prior to the date specified for
such effectiveness in this Agreement
(the "Effectiveness Target Date"),
(iii) the Exchange Offer has not been
Consummated within 30 business days
after the Effectiveness Target Date
with respect to the Exchange Offer
Registration Statement or (iv) any
Registration Statement required by
this Agreement is filed and declared
effective but shall thereafter cease
to be effective or fail to be usable
for its intended purpose without being
succeeded immediately by a post-
effective amendment to such
Registration Statement that cures such
failure and that is itself immediately
declared effective (each such event
referred to in clauses (i) through
(iv), a "Registration Default"), the
Company and the Guarantors hereby
jointly and severally agree to pay
liquidated damages to each Holder of
Transfer Restricted Securities, with
respect to the first 30-day period
immediately following the occurrence
of a Registration Default listed in
clause (i) of the definition thereof,
or with respect to the first 90-day
period immediately following the
occurrence of a Registration Default
listed in clauses (ii), (iii) or (iv)
of the definition thereof, in an
amount equal to 0.25% per annum of the
Accreted Value (if prior to July 15,
2001) or 0.25% per annum of the
principal amount (if on or after July
15, 2001) of Transfer Restricted
Securities held by such Holder.  The
amount of the liquidated damages shall
increase by an additional 0.25% per
annum of the Accreted Value (if prior
to July 15, 2001) or 0.25% per annum
of the principal amount (if on or
after July 15, 2001) of Transfer
Restricted Securities with respect to
each subsequent 30- or 90-day period,
as the case may be, until all
Registration Defaults have been cured,
up to a maximum amount of liquidated
damages of 1.0% per annum of the
Accreted Value (if prior to July 15,
2001) or 1.0% per annum of the
principal amount (if on or after July
15, 2001) of Transfer Restricted
Securities.  All accrued liquidated
damages shall be paid to Record
Holders by the Company on each Damages
Payment Date by wire transfer of
immediately available funds or by such
other method, as provided in the
Indenture.  Following the cure of all
Registration Defaults, relating to any
particular Transfer Restricted
Securities, the accrual of liquidated
damages with respect to such Transfer
Restricted Securities will cease.

          All obligations of the
Company and the Guarantors set forth
in the preceding paragraph that are
outstanding with respect to any
Transfer Restricted Security at the
time such security ceases to be a
Transfer Restricted Security shall
survive until such time as all such
obligations with respect to such
security shall have been satisfied in
full.


SECTION 6.          REGISTRATION
PROCEDURES

          (a)  Exchange Offer
Registration Statement.  In connection
with the Exchange Offer, the Company
and the Guarantors shall comply with
all of the provisions of Section 6(c)
below, shall use their best efforts to
effect such exchange to permit the
sale of Transfer Restricted Securities
being sold in accordance with the
intended method or methods of
distribution thereof, and shall comply
with all of the following provisions:

             (i)  If in the reasonable
   opinion of counsel to the Company
   there is a question as to whether
   the Exchange Offer is permitted by
   applicable law, the Company and the
   Guarantors hereby agree to seek a
   no-action letter or other favorable
   decision from the Commission
   allowing the Company and the
   Guarantors to Consummate an
   Exchange Offer for such Series A
   Subordinated Notes.  Each of the
   Company and the Guarantors hereby
   agrees to pursue the issuance of
   such a decision to the Commission
   staff level but shall not be
   required to take commercially
   unreasonable action to effect a
   change of Commission policy.  Each
   of the Company and the Guarantors
   hereby agrees, however, to (A)
   participate in telephonic
   conferences with the Commission,
   (B) deliver to the Commission staff
   an analysis prepared by counsel to
   the Company setting forth the legal
   bases, if any, upon which such
   counsel has concluded that such an
   Exchange Offer should be permitted
   and (C) diligently pursue a
   resolution (which need not be
   favorable) by the Commission staff
   of such submission.

             (ii)  As a condition to
   its participation in the Exchange
   Offer pursuant to the terms of this
   Agreement, each Holder of Transfer
   Restricted Securities shall
   furnish, upon the request of the
   Company, prior to the Consummation
   thereof, a written representation
   to the Company (which may be
   contained in the letter of
   transmittal contemplated by the
   Exchange Offer Registration
   Statement) to the effect that
   (A) it is not an affiliate of the
   Company or any Guarantor, (B) it is
   not engaged in, and does not intend
   to engage in, and has no
   arrangement or understanding with
   any person to participate in, a
   distribution of the Series B
   Subordinated Notes to be issued in
   the Exchange Offer and (C) it is
   acquiring the Series B Subordinated
   Notes in its ordinary course of
   business.  In addition, all such
   Holders of Transfer Restricted
   Securities shall otherwise
   cooperate in the Company's
   preparations for the Exchange
   Offer.  The Initial Purchaser
   hereby acknowledges and agrees that
   any Broker-Dealer and any Holder
   using the Exchange Offer to
   participate in a distribution of
   the securities to be acquired in
   the Exchange Offer (1) could not
   under Commission policy as in
   effect on the date of this
   Agreement rely on the position of
   the Commission enunciated in Morgan
   Stanley and Co., Inc. (available
   June 5, 1991) and Exxon Capital
   Holdings Corporation (available May
   13, 1988), as interpreted in the
   Commission's letter to Shearman &
   Sterling dated July 2, 1993, and
   similar no-action letters
   (including any no-action letter
   obtained pursuant to clause (i)
   above), and (2) must comply with
   the registration and prospectus
   delivery requirements of the Act in
   connection with a secondary resale
   transaction and that such a
   secondary resale transaction should
   be covered by an effective
   registration statement containing
   the selling security holder
   information required by Item 507 or
   508, as applicable, of Regulation S-
   K if the resales are of Series B
   Subordinated Notes obtained by a
   Holder in exchange for Series A
   Subordinated Notes acquired by such
   Holder directly from the Company.

             (iii)  Prior to
   effectiveness of the Exchange Offer
   Registration Statement, the Company
   and the Guarantors shall provide a
   supplemental letter to the
   Commission (A) stating that the
   Company and the Guarantors are
   registering the Exchange Offer in
   reliance on the position of the
   Commission enunciated in Exxon
   Capital Holdings Corporation
   (available May 13, 1988), Morgan
   Stanley and Co., Inc. (available
   June 5, 1991) and, if applicable,
   any no-action letter obtained
   pursuant to clause (i) above and
   (B) including a representation that
   neither the Company nor any of the
   Guarantors has entered into any
   arrangement or understanding with
   any Person to distribute the Series
   B Subordinated Notes to be received
   in the Exchange Offer and that, to
   the best of the Company's and the
   Guarantors' information and belief,
   each Holder participating in the
   Exchange Offer is acquiring the
   Series B Subordinated Notes in its
   ordinary course of business and has
   no arrangement or understanding
   with any Person to participate in
   the distribution of the Series B
   Subordinated Notes received in the
   Exchange Offer.

          (b)  Shelf Registration
Statement.  In connection with the
Shelf Registration Statement, the
Company and the Guarantors shall
comply with all the provisions of
Section 6(c) below and shall use their
best efforts to effect such
registration to permit the sale of the
Transfer Restricted Securities being
sold in accordance with the intended
method or methods of distribution
thereof (as indicated in the
information furnished to the Company
pursuant to Section 4(b) hereof), and
pursuant thereto the Company will
prepare and file with the Commission a
Registration Statement relating to the
registration on any appropriate form
under the Act, which form shall be
available for the sale of the Transfer
Restricted Securities in accordance
with the intended method or methods of
distribution thereof.

          (c)  General Provisions.  In
connection with any Registration
Statement and any Prospectus required
by this Agreement to permit the sale
or resale of Transfer Restricted
Securities (including, without
limitation, any Registration Statement
and the related Prospectus required to
permit resales of Notes by Broker-
Dealers), the Company and the
Guarantors shall:

             (i)  use their best
   efforts to keep such Registration
   Statement continuously effective
   and provide all requisite financial
   statements (including, if required
   by the Act or any regulation
   thereunder, financial statements of
   the Guarantors) for the period
   specified in Section 3 or 4 of this
   Agreement, as applicable; upon the
   occurrence of any event that would
   cause any such Registration
   Statement or the Prospectus
   contained therein (A) to contain a
   material misstatement or omission
   or (B) not to be effective and
   usable for resale of Transfer
   Restricted Securities during the
   period required by this Agreement,
   the Company shall file promptly an
   appropriate amendment to such
   Registration Statement, in the case
   of clause (A), correcting any such
   misstatement or omission, and, in
   the case of either clause (A) or
   (B), use their best efforts to
   cause such amendment to be declared
   effective and such Registration
   Statement and the related
   Prospectus to become usable for
   their intended purpose(s) as soon
   as practicable thereafter;
   provided, however, that the Company
   and the Guarantors may allow the
   Shelf Registration Statement to
   fail to be effective or usable for
   a period of up to 60 days during
   the three-year period of
   effectiveness required by Section 4
   hereof, but in no event for any
   period in excess of 30 consecutive
   days, if (1) the board of directors
   of the Company determines in good
   faith that it is in the best
   interests of the Company not to
   disclose the existence of or facts
   surrounding any proposed or pending
   material corporate transaction
   involving the Company or any of the
   Guarantors and (2) the Company
   notifies the Holders within two
   business days after such
   determination by the board of
   directors; provided, further,
   however, that the three-year period
   referred to in Section 4 hereof
   shall be extended by the number of
   days during which the Shelf
   Registration Statement was not
   effective or usable pursuant to the
   foregoing;

             (ii)  prepare and file
   with the Commission such amendments
   and post-effective amendments to
   the Registration Statement as may
   be necessary to keep the
   Registration Statement effective
   for the applicable period set forth
   in Section 3 or 4 hereof, as
   applicable, or such shorter period
   as will terminate when all Transfer
   Restricted Securities covered by
   such Registration Statement have
   been sold; cause the Prospectus to
   be supplemented by any required
   Prospectus supplement, and as so
   supplemented to be filed pursuant
   to Rule 424 under the Act, and to
   comply fully with the applicable
   provisions of Rules 424 and 430A
   under the Act in a timely manner;
   and comply with the provisions of
   the Act with respect to the
   disposition of all securities
   covered by such Registration
   Statement during the applicable
   period in accordance with the
   intended method or methods of
   distribution by the sellers thereof
   set forth in such Registration
   Statement or supplement to the
   Prospectus;

             (iii)  advise the
   underwriter(s), if any, and selling
   Holders promptly and, if requested
   by such Persons, to confirm such
   advice in writing, (A) when the
   Prospectus or any Prospectus
   supplement or post-effective
   amendment has been filed, and, with
   respect to any Registration
   Statement or any post-effective
   amendment thereto, when the same
   has become effective, (B) of any
   request by the Commission for
   amendments to the Registration
   Statement or amendments or
   supplements to the Prospectus or
   for additional information relating
   thereto, (C) of the issuance by the
   Commission of any stop order
   suspending the effectiveness of the
   Registration Statement under the
   Act or of the suspension by any
   state securities commission of the
   qualification of the Transfer
   Restricted Securities for offering
   or sale in any jurisdiction, or the
   initiation of any proceeding for
   any of the preceding purposes, (D)
   of the existence of any fact or the
   happening of any event that makes
   any statement of a material fact
   made in the Registration Statement,
   the Prospectus, any amendment or
   supplement thereto, or any document
   incorporated by reference therein
   untrue, or that requires the making
   of any additions to or changes in
   the Registration Statement in order
   to make the statements therein not
   misleading, or that requires the
   making of any additions to or
   changes in the Prospectus in order
   to make the statements therein, in
   light of the circumstances under
   which they were made, not
   misleading.  If at any time the
   Commission shall issue any stop
   order suspending the effectiveness
   of the Registration Statement, or
   any state securities commission or
   other regulatory authority shall
   issue an order suspending the
   qualification or exemption from
   qualification of the Transfer
   Restricted Securities under state
   securities or Blue Sky laws, the
   Company and the Guarantors shall
   use their best efforts to obtain
   the withdrawal or lifting of such
   order at the earliest possible
   time;

             (iv)   furnish to each of
   the selling Holders and each of the
   underwriter(s), if any, before
   filing with the Commission, copies
   of any Registration Statement or
   any Prospectus included therein or
   any amendments or supplements to
   any such Registration Statement or
   Prospectus (including all documents
   incorporated by reference after the
   initial filing of such Registration
   Statement), which documents will be
   subject to the review and comment
   of such Holders and underwriter(s),
   if any, for a period of at least
   five business days, and the Company
   will not file any such Registration
   Statement or Prospectus or any
   amendment or supplement to any such
   Registration Statement or
   Prospectus (including all such
   documents incorporated by
   reference) to which a selling
   Holder of Transfer Restricted
   Securities covered by such
   Registration Statement or the
   underwriter(s), if any, shall
   reasonably object within five
   business days after the receipt
   thereof.  A selling Holder or
   underwriter, if any, shall be
   deemed to have reasonably objected
   to such filing if such Registration
   Statement, amendment, Prospectus or
   supplement, as applicable, as
   proposed to be filed, contains a
   material misstatement or omission
   or fails to comply with the
   applicable requirements of the Act;

             (v)  promptly prior to
   the filing of any document that is
   to be incorporated by reference
   into a Registration Statement or
   Prospectus, provide copies of such
   document to the underwriter(s), if
   any, and, if requested by any
   selling Holder, such selling
   Holder, make the Company's
   representatives available (and
   representatives of the Guarantors)
   for discussion of such document and
   other customary due diligence
   matters, and include such
   information in such document prior
   to the filing thereof as such
   underwriter(s), if any, or selling
   Holders reasonably may request;

             (vi)  subject to the
   execution of customary
   confidentiality agreements, make
   available at reasonable times for
   inspection by the selling Holders,
   any underwriter participating in
   any disposition pursuant to such
   Registration Statement, and any
   attorney or accountant retained by
   such selling Holders or any of the
   underwriter(s), all financial and
   other records, pertinent corporate
   documents and properties of the
   Company and the Guarantors and
   cause the Company's and the
   Guarantors' officers, directors and
   employees to supply all information
   reasonably requested by any such
   Holder, underwriter, attorney or
   accountant in connection with such
   Registration Statement subsequent
   to the filing thereof and prior to
   its effectiveness;

             (vii)  if requested by
   any selling Holders or the
   underwriter(s), if any, promptly
   include in any Registration
   Statement or Prospectus, pursuant
   to a supplement or post-effective
   amendment if necessary, such
   information as such selling Holders
   and underwriter(s), if any, may
   reasonably request to have included
   therein, including, without
   limitation, information relating to
   the "Plan of Distribution" of the
   Transfer Restricted Securities,
   information with respect to the
   principal amount of Transfer
   Restricted Securities being sold to
   such underwriter(s), the purchase
   price being paid therefor and any
   other terms of the offering of the
   Transfer Restricted Securities to
   be sold in such offering; and make
   all required filings of such
   Prospectus supplement or
   post-effective amendment as soon as
   practicable after the Company are
   notified of the matters to be
   included in such Prospectus
   supplement or post-effective
   amendment;

             (viii)  if not currently
   rated, cause the Transfer
   Restricted Securities covered by
   the Registration Statement to be
   rated with the appropriate rating
   agencies, if so requested by the
   Holders of a majority in aggregate
   principal amount of Notes covered
   thereby or the underwriter(s), if
   any;

             (ix)  furnish to each
   selling Holder and each of the
   underwriter(s), if any, without
   charge, at least one copy of the
   Registration Statement, as first
   filed with the Commission, and of
   each amendment thereto, including
   all documents incorporated by
   reference therein and all exhibits
   (including exhibits incorporated
   therein by reference);

             (x)  deliver to each
   selling Holder and each of the
   underwriter(s), if any, without
   charge, as many copies of the
   Prospectus (including each
   preliminary prospectus) and any
   amendment or supplement thereto as
   such Persons reasonably may
   request; the Company and the
   Guarantors hereby consent to the
   use of the Prospectus and any
   amendment or supplement thereto by
   each of the selling Holders and
   each of the underwriter(s), if any,
   in connection with the offering and
   the sale of the Transfer Restricted
   Securities covered by the
   Prospectus or any amendment or
   supplement thereto;

             (xi)  enter into, and
   cause the Guarantors to enter into,
   such agreements (including one
   underwriting agreement in form and
   scope as is customary for similar
   offerings of debt securities), and
   make, and cause the Guarantors to
   make, such representations and
   warranties, and take all such other
   actions in connection therewith in
   order to expedite or facilitate the
   disposition of the Transfer
   Restricted Securities pursuant to
   any Registration Statement
   contemplated by this Agreement, all
   to such extent as may be requested
   by the Initial Purchaser or by any
   Holder of Transfer Restricted
   Securities or underwriter in
   connection with any sale or resale
   pursuant to any Registration
   Statement contemplated by this
   Agreement; and whether or not an
   underwriting agreement is entered
   into and whether or not the
   registration is an Underwritten
   Registration, the Company and the
   Guarantors shall:

                (A)  furnish to each
      selling Holder and each
      underwriter, if any, in such
      substance and scope as they may
      request and as are customarily
      made by issuers to underwriters
      in primary underwritten
      offerings, upon the date of the
      Consummation of the Exchange
      Offer and, if applicable, the
      effectiveness of the Shelf
      Registration Statement:

                        (1)  a
         certificate, dated the date
         of Consummation of the
         Exchange Offer or the date of
         effectiveness of the Shelf
         Registration Statement, as
         the case may be, signed by
         (x) the President or any Vice
         President and (y) a principal
         financial or accounting
         officer of each of the
         Company and the Guarantors,
         confirming, as of the date
         thereof, the matters set
         forth in paragraphs (a), (b),
         (c) and (d) of Section 8 of
         the Purchase Agreement and
         such other matters as such
         parties may reasonably
         request;

                        (2)  an
         opinion, dated the date of
         Consummation of the Exchange
         Offer or the date of
         effectiveness of the Shelf
         Registration Statement, as
         the case may be, of counsel
         for the Company and the
         Guarantors, covering the
         matters set forth in
         paragraphs (f) and (g) of
         Section 8 of the Purchase
         Agreement and such other
         matters as such parties may
         reasonably request, and in
         any event including a
         statement to the effect that
         such counsel has participated
         in conferences with officers
         and other representatives of
         the Company and the
         Guarantors, representatives
         of the independent public
         accountants for the Company,
         the Initial Purchaser's
         representatives and the
         Initial Purchaser's counsel
         in connection with the
         preparation of such
         Registration Statement and
         the related Prospectus and
         have considered the matters
         required to be stated therein
         and the statements contained
         therein, although such
         counsel has not independently
         verified the accuracy,
         completeness or fairness of
         such statements; and that
         such counsel advises that, on
         the basis of the foregoing
         (relying as to materiality to
         a large extent upon facts
         provided to such counsel by
         officers and other
         representatives of the
         Company and the Guarantors
         and without independent check
         or verification), no facts
         came to such counsel's
         attention that caused such
         counsel to believe that the
         applicable Registration
         Statement, at the time such
         Registration Statement or any
         post-effective amendment
         thereto became effective,
         and, in the case of the
         Exchange Offer Registration
         Statement, as of the date of
         Consummation, contained an
         untrue statement of a
         material fact or omitted to
         state a material fact re
         quired to be stated therein
         or necessary to make the
         statements therein not
         misleading, or that the
         Prospectus contained in such
         Registration Statement as of
         its date and, in the case of
         the opinion dated the date of
         Consummation of the Exchange
         Offer, as of the date of
         Consummation, contained an
         untrue statement of a
         material fact or omitted to
         state a material fact
         necessary in order to make
         the statements therein, in
         light of the circumstances
         under which they were made,
         not misleading.  Without
         limiting the foregoing, such
         counsel may state further
         that such counsel assumes no
         responsibility for, and has
         not independently verified,
         the accuracy, completeness or
         fairness of the financial
         statements, notes and
         schedules and other financial
         data included in any
         Registration Statement
         contemplated by this
         Agreement or the related
         Prospectus; and

                        (3)  a
         customary comfort letter,
         dated as of the date of
         Consummation of the Exchange
         Offer or the date of
         effectiveness of the Shelf
         Registration Statement, as
         the case may be, from the
         Company's independent
         accountants, in the customary
         form and covering matters of
         the type customarily covered
         in comfort letters by
         underwriters in connection
         with primary underwritten
         offerings, and affirming the
         matters set forth in the
         comfort letters delivered
         pursuant to Section 8(h) of
         the Purchase Agreement,
         without exception;

                (B)  set forth in full
      or incorporate by reference in
      the underwriting agreement, if
      any, the indemnification
      provisions and procedures of
      Section 8 hereof with respect to
      all parties to be indemnified
      pursuant to said Section; and

                (C)  deliver such
      other documents and certificates
      as may be reasonably requested
      by such parties to evidence
      compliance with clause (A) above
      and with any customary
      conditions contained in the
      underwriting agreement or other
      agreement entered into by the
      Company pursuant to this clause
      (xi), if any.

        If at any time the
   representations and warranties of
   the Company and the Guarantors
   contemplated in clause (A)(1) above
   cease to be true and correct, the
   Company or the Guarantors shall so
   advise the Initial Purchaser and
   the underwriter(s), if any, and
   each selling Holder promptly and,
   if requested by such Persons, shall
   confirm such advice in writing;

             (xii)  prior to any
   public offering of Transfer
   Restricted Securities, cooperate
   with, and cause the Guarantors to
   cooperate with, the selling
   Holders, the underwriter(s), if
   any, and their respective counsel
   in connection with the registration
   and qualification of the Transfer
   Restricted Securities under the
   securities or Blue Sky laws of such
   jurisdictions as the selling
   Holders or underwriter(s) may
   request and do any and all other
   acts or things necessary or
   advisable to enable the disposition
   in such jurisdictions of the
   Transfer Restricted Securities
   covered by the Shelf Registration
   Statement; provided, however, that
   neither the Company nor any of the
   Guarantors shall be required to
   register or qualify as a foreign
   corporation where it is not now so
   qualified or to take any action
   that would subject it to the
   service of process in suits or to
   taxation, other than as to matters
   and transactions relating to the
   Registration Statement, in any
   jurisdiction where it is not now so
   subject;

             (xiii)  shall issue, upon
   the request of any Holder of Series
   A Subordinated Notes covered by the
   Shelf Registration Statement,
   Series B Subordinated Notes, having
   an aggregate principal amount equal
   to the aggregate principal amount
   of Series A Subordinated Notes
   surrendered to the Company by such
   Holder in exchange therefor or
   being sold by such Holder; such
   Series B Subordinated Notes to be
   registered in the name of such
   Holder or in the name of the
   purchaser(s) of such Notes, as the
   case may be; in return, the Series
   A Subordinated Notes held by such
   Holder shall be surrendered to the
   Company for cancellation;

             (xiv)  in connection with
   any sale of Transfer Restricted
   Securities that will result in such
   securities no longer being Transfer
   Restricted Securities, cooperate
   with, and cause the Guarantors to
   cooperate with, the selling Holders
   and the underwriter(s), if any, to
   facilitate the timely preparation
   and delivery of certificates
   representing Transfer Restricted
   Securities to be sold and not
   bearing any restrictive legends;
   and enable such Transfer Restricted
   Securities to be in such
   denominations and registered in
   such names as the Holders or the
   underwriter(s), if any, may request
   at least two business days prior to
   any sale of Transfer Restricted
   Securities made by such
   underwriter(s);

             (xv)  use its best
   efforts to cause the Transfer
   Restricted Securities covered by
   the Registration Statement to be
   registered with or approved by such
   other governmental agencies or
   authorities as may be necessary to
   enable the seller or sellers
   thereof or the underwriter(s), if
   any, to consummate the disposition
   of such Transfer Restricted
   Securities, subject to the proviso
   contained in clause (viii) above;

             (xvi)  if any fact or
   event contemplated by clause
   (c)(iii)(D) above shall exist or
   have occurred, prepare a supplement
   or post-effective amendment to the
   Registration Statement or related
   Prospectus or any document
   incorporated therein by reference
   or file any other required document
   so that, as thereafter delivered to
   the purchasers of Transfer
   Restricted Securities, the
   Prospectus will not contain an
   untrue statement of a material fact
   or omit to state any material fact
   necessary to make the statements
   therein, in light of the
   circumstances under which they were
   made, not misleading;

             (xvii)  provide a CUSIP
   number for all Transfer Restricted
   Securities not later than the
   effective date of the Registration
   Statement and provide the Trustee
   under the Indenture with printed
   certificates for the Transfer
   Restricted Securities which are in
   a form eligible for deposit with
   the Depository Trust Company;

             (xviii)  cooperate and
   assist in any filings required to
   be made with the NASD and in the
   performance of any due diligence
   investigation by any underwriter
   (including any "qualified
   independent underwriter") that is
   required to be retained in
   accordance with the rules and
   regulations of the NASD, and use
   its reasonable best efforts to
   cause such Registration Statement
   to become effective and approved by
   such governmental agencies or
   authorities as may be necessary to
   enable the Holders selling Transfer
   Restricted Securities to consummate
   the disposition of such Transfer
   Restricted Securities;

             (xix)  otherwise use its
   best efforts to comply with all
   applicable rules and regulations of
   the Commission, and make generally
   available to its security holders,
   as soon as practicable, a
   consolidated earnings statement
   meeting the requirements of Rule
   158 (which need not be audited) for
   the twelve-month period (A)
   commencing at the end of any fiscal
   quarter in which Transfer
   Restricted Securities are sold to
   underwriters in a firm or best
   efforts Underwritten Offering or
   (B) if not sold to underwriters in
   such an offering, beginning with
   the first month of the Company's
   first fiscal quarter commencing
   after the effective date of the
   Registration Statement;

             (xx)  cause the Indenture
   to be qualified under the TIA not
   later than the effective date of
   the first Registration Statement
   required by this Agreement, and, in
   connection therewith, cooperate,
   and cause the Guarantors to
   cooperate, with the Trustee and the
   Holders of Notes to effect such
   changes to the Indenture as may be
   required for such Indenture to be
   so qualified in accordance with the
   terms of the TIA; and execute, and
   cause the Guarantors to execute,
   and use its best efforts to cause
   the Trustee to execute, all
   documents that may be required to
   effect such changes and all other
   forms and documents required to be
   filed with the Commission to enable
   such Indenture to be so qualified
   in a timely manner;

             (xxi)  cause all Transfer
   Restricted Securities covered by
   the Registration Statement to be
   listed on each securities exchange
   on which similar securities issued
   by the Company are then listed if
   requested by the Holders of a
   majority in aggregate principal
   amount of Series A Subordinated
   Notes or the managing
   underwriter(s), if any; and

             (xxii)      provide
   promptly to each Holder upon
   request each document filed with
   the Commission pursuant to the
   requirements of Section 13 and
   Section 15 of the Exchange Act.

          Each Holder agrees by
acquisition of a Transfer Restricted
Security that, upon receipt of any
notice from the Company of the
existence of any fact of the kind
described in Section 6(c)(iii)(C) or
(D) hereof, such Holder will forthwith
discontinue disposition of Transfer
Restricted Securities pursuant to the
applicable Registration Statement
until such Holder's receipt of the
copies of the supplemented or amended
Prospectus contemplated by Section
6(c)(xvi) hereof, or until it is
advised in writing (the "Advice") by
the Company that the use of the
Prospectus may be resumed, and has
received copies of any additional or
supplemental filings that are
incorporated by reference in the
Prospectus.  If so directed by the
Company, each Holder will deliver to
the Company (at the Company's expense)
all copies, other than permanent file
copies then in such Holder's
possession, of the Prospectus covering
such Transfer Restricted Securities
that was current at the time of
receipt of such notice.  In the event
the Company shall give any such
notice, the time period regarding the
effectiveness of such Registration
Statement set forth in Section 3 or 4
hereof, as applicable, shall be
extended by the number of days during
the period from and including the date
of the giving of such notice pursuant
to Section 6(c)(iii)(C) or (D) hereof
to and including the date when each
selling Holder covered by such
Registration Statement shall have
received the copies of the
supplemented or amended Prospectus
contemplated by Section 6(c)(xvi)
hereof or shall have received the
Advice.


SECTION 7.          REGISTRATION
EXPENSES

          (a)  All expenses incident
to the Company's or the Guarantors'
performance of or compliance with this
Agreement will be borne by the Company
or such Guarantor, regardless of
whether a Registration Statement
becomes effective, including without
limitation: (i) all registration and
filing fees and expenses (including
filings made by any Initial Purchaser
or Holder with the NASD (and, if
applicable, the fees and expenses of
any "qualified independent
underwriter" and its counsel that may
be required by the rules and
regulations of the NASD)); (ii) all
fees and expenses of compliance with
federal securities and state Blue Sky
or securities laws; (iii) all expenses
of printing (including printing
certificates for the Series B
Subordinated Notes to be issued in the
Exchange Offer and printing of
Prospectuses), messenger and delivery
services and telephone; (iv) all fees
and disbursements of counsel for the
Company, the Guarantors and, subject
to Section 7(b) below, the Holders of
Transfer Restricted Securities; (v)
all application and filing fees in
connection with listing Notes on a
national securities exchange or
automated quotation system pursuant to
the requirements hereof; and (vi) all
fees and disbursements of independent
certified public accountants of the
Company and the Guarantors (including
the expenses of any special audit and
comfort letters required by or
incident to such performance).

          The Company will, in any
event, bear its and the Guarantors'
internal expenses (including, without
limitation, all salaries and expenses
of its officers and employees
performing legal or accounting
duties), the expenses of any annual
audit and the fees and expenses of any
Person, including special experts,
retained by the Company.

          (b)  In connection with any
Registration Statement required by
this Agreement (including, without
limitation, the Exchange Offer
Registration Statement and the Shelf
Registration Statement), the Company
will reimburse the Initial Purchaser
and the Holders of Transfer Restricted
Securities being tendered in the
Exchange Offer and/or resold pursuant
to the "Plan of Distribution"
contained in the Exchange Offer
Registration Statement or registered
pursuant to the Shelf Registration
Statement, as applicable, for the
reasonable fees and disbursements of
not more than one counsel, who shall
be Latham & Watkins or such other
counsel as may be chosen by the
Holders of a majority in aggregate
principal amount of the Transfer
Restricted Securities for whose
benefit such Registration Statement is
being prepared.


SECTION 8.          INDEMNIFICATION

          (a)  The Company and the
Guarantors, jointly and severally,
agree to indemnify and hold harmless
(i) each Holder, (ii) each person, if
any, who controls any Holder within
the meaning of Section 15 of the Act
or Section 20(a) of the Exchange Act
and (iii) the respective officers,
directors, partners, employees,
representatives and agents of each
Holder or any controlling person to
the fullest extent lawful, from and
against any and all losses,
liabilities, claims, damages and
expenses whatsoever (including but not
limited to attorneys' fees and any and
all expenses whatsoever incurred in
investigating, preparing or defending
against any investigation or
litigation, commenced or threatened,
or any claim whatsoever, and any and
all amounts paid in settlement of any
claim or litigation), joint or
several, to which they or any of them
may become subject under the Act, the
Exchange Act or otherwise, insofar as
such losses, liabilities, claims,
damages or expenses (or actions in
respect thereof) arise out of or are
based upon any untrue statement or
alleged untrue statement of a material
fact contained in any Registration
Statement or Prospectus, or in any
supplement thereto or amendment
thereof, or arise out of or are based
upon the omission or alleged omission
to state therein a material fact
required to be stated therein or
necessary to make the statements
therein, in the light of the
circumstances under which they were
made, not misleading; provided,
however, that the Company and the
Guarantors will not be liable in any
such case to the extent, but only to
the extent, that any such loss,
liability, claim, damage or expense
(A) arises out of or is based upon any
such untrue statement or alleged
untrue statement or omission or
alleged omission made therein in
reliance upon and in conformity with
information relating to any Holder
furnished to the Company in writing by
or on behalf of such Holder expressly
for use therein or (B) is caused by an
untrue statement or omission that was
contained or made in any preliminary
prospectus and corrected in the
related Prospectus or any supplement
or amendment thereto and (1) any such
loss, liability, claim, damage or
expense suffered or insured by any
indemnified party resulted from an
action, claim or suit by any person
who purchased Notes from a Holder in
the offering to which such Prospectus
relates, (2) such Holder failed to
deliver or provide a copy of such
Prospectus or any such supplement or
amendment thereto to such person at or
prior to the confirmation of the sale
of such Notes in any case where such
delivery is required by the Act and
(3) such Prospectus (as so amended and
supplemented) would have cured the
defect giving rise to such loss,
liability, claim, damage or expense.
This indemnity agreement will be in
addition to any liability which the
Company and the Guarantors may
otherwise have, including, under this
Agreement.

          (b)  Each Holder agrees,
severally and not jointly, to
indemnify and hold harmless the
Company and the Guarantors and each
person, if any, who controls the
Company and the Guarantors within the
meaning of Section 15 of the Act or
Section 20(a) of the Exchange Act,
against any losses, liabilities,
claims, damages and expenses
whatsoever (including but not limited
to attorneys' fees and any and all
expenses whatsoever incurred in
investigating, preparing or defending
against any investigation or
litigation, commenced or threatened,
or any claim whatsoever and any and
all amounts paid in settlement of any
claim or litigation), joint or
several, to which they or any of them
may become subject under the Act, the
Exchange Act or otherwise, insofar as
such losses, liabilities, claims,
damages or expenses (or actions in
respect thereof) arise out of or are
based upon any untrue statement or
alleged untrue statement of a material
fact contained in any Registration
Statement or Prospectus, or in any
amendment thereof or supplement
thereto, or arise out of or are based
upon the omission or alleged omission
to state therein a material fact
required to be stated therein or
necessary to make the statements
therein, in the light of the
circumstances under which they were
made, not misleading, in each case to
the extent, but only to the extent,
that any such loss, liability, claim,
damage or expense arises out of or is
based upon any untrue statement or
alleged untrue statement or omission
or alleged omission made therein in
reliance upon and in conformity with
information relating to any Holder
furnished to the Company in writing by
or on behalf of such Holder expressly
for use therein; provided, however,
that in no case shall any Holder be
liable or responsible for any amount
in excess of the dollar amount of the
proceeds received by such Holder upon
the sale of the Notes giving rise to
such indemnification obligation.  This
indemnity will be in addition to any
liability which any Holder may
otherwise have, including under this
Agreement.

          (c)  Promptly after receipt
by an indemnified party under
subsection (a) or (b) above of notice
of the commencement of any action,
such indemnified party shall, if a
claim in respect thereof is to be made
against the indemnifying party under
such subsection, notify each party
against whom indemnification is to be
sought in writing of the commencement
thereof (but the failure so to notify
an indemnifying party shall not
relieve it from any liability which it
may have under this Section 8 except
to the extent that it has been
prejudiced in any material respect by
such failure or from any liability
which it may otherwise have).  In case
any such action is brought against any
indemnified party, and it notifies an
indemnifying party of the commencement
thereof, the indemnifying party will
be entitled to participate therein,
and to the extent it may elect by
written notice delivered to the
indemnified party promptly after
receiving the aforesaid notice from
such indemnified party, to assume the
defense thereof with counsel
reasonably satisfactory to such
indemnified party.  Notwithstanding
the foregoing, the indemnified party
or parties shall have the right to
employ its or their own counsel in any
such case, but the fees and expenses
of such counsel shall be at the
expense of such indemnified party or
parties unless (i) the employment of
such counsel shall have been
authorized in writing by the
indemnifying parties in connection
with the defense of such action, (ii)
the indemnifying parties shall not
have employed counsel to take charge
of the defense of such action within a
reasonable time after notice of
commencement of the action, or (iii)
such indemnified party or parties
shall have reasonably concluded that
there may be defenses available to it
or them which are different from or
additional to those available to one
or all of the indemnifying parties (in
which case the indemnifying party or
parties shall not have the right to
direct the defense of such action on
behalf of the indemnified party or
parties), in any of which events such
fees and expenses of counsel shall be
borne by the indemnifying parties;
provided, however, that the
indemnifying party under subsection
(a) or (b) above shall only be liable
for the legal expenses of one counsel
(in addition to any local counsel) for
all indemnified parties in each
jurisdiction in which any claim or
action is brought.  Anything in this
subsection to the contrary
notwithstanding, an indemnifying party
shall not be liable for any settlement
of any claim or action effected
without its prior written consent;
provided, however, that such consent
was not unreasonably withheld.

          (d)  In order to provide for
contribution in circumstances in which
the indemnification provided for in
this Section 8 is for any reason held
to be unavailable from the Company and
the Guarantors or is insufficient to
hold harmless a party indemnified
hereunder, the Company and the
Guarantors, on the one hand, and each
Holder, on the other hand, shall
contribute to the aggregate losses,
claims, damages, liabilities and
expenses of the nature contemplated by
such indemnification provision
(including any investigation, legal
and other expenses incurred in
connection with, and any amount paid
in settlement of, any action, suit or
proceeding or any claims asserted, but
after deducting in the case of losses,
claims, damages, liabilities and
expenses suffered by the Company and
the Guarantors, any contribution
received by the Company and the
Guarantors from persons, other than
the Holders, who may also be liable
for contribution, including persons
who control the Company and the
Guarantors within the meaning of
Section 15 of the Act or Section 20(a)
of the Exchange Act) to which the
Company, the Guarantors and such
Holder may be subject, in such
proportion as is appropriate to
reflect the relative benefits received
by the Company and the Guarantors, on
one hand, and such Holder, on the
other hand, if such allocation is not
permitted by applicable law or
indemnification is not available as a
result of the indemnifying party not
having received notice as provided in
this Section 8, in such proportion as
is appropriate to reflect not only the
relative benefits referred to above
but also the relative fault of the
Company and the Guarantors, on the one
hand, and such Holder, on the other
hand, in connection with the
statements or omissions which resulted
in such losses, claims, damages,
liabilities or expenses, as well as
any other relevant equitable
considerations.  The relative benefits
received by the Company and the
Guarantors, on one hand, and each
Holder, on the other hand, shall be
deemed to be in the same proportion as
(i) the total proceeds from the
offering of the Notes (net of
discounts but before deducting
expenses) received by the Company and
the Guarantors and (ii) the total
proceeds received by such Holder upon
the sale of the Notes giving rise to
such indemnification obligation.  The
relative fault of the Company and the
Guarantors, on the one hand, and of
each Holder, on the other hand, shall
be determined by reference to, among
other things, whether the untrue or
alleged untrue statement of a material
fact or the omission or alleged
omission to state a material fact
relates to information supplied by the
Company, the Guarantors or such Holder
and the parties' relative intent,
knowledge, access to information and
opportunity to correct or prevent such
statement or omission.  The Company,
the Guarantors and the Holders agree
that it would not be just and
equitable if contribution pursuant to
this Section 8(d) were determined by
pro rata allocation or by any other
method of allocation which does not
take into account the equitable
considerations referred to above.
Notwithstanding the provisions of this
Section 8(d), (i) in no case shall any
Holder be required to contribute any
amount in excess of the dollar amount
by which the proceeds received by such
Holder upon the sale of the Notes
exceeds the amount of any damages
which such Holder has otherwise been
required to pay by reason of such
untrue or alleged untrue statement or
omission or alleged omission and (ii)
no person guilty of fraudulent
misrepresentation (within the meaning
of Section 11(f) of the Act) shall be
entitled to contribution from any
person who was not guilty of such
fraudulent misrepresentation.  For
purposes of this Section 8(d), (A)
each person, if any, who controls any
Holder within the meaning of Section
15 of the Act or Section 20(a) of the
Exchange Act and (B) the respective
officers, directors, partners,
employees, representatives and agents
of each Holder or any controlling
person shall have the same rights to
contribution as such Holder, and each
person, if any, who controls the
Company and the Guarantors within the
meaning of Section 15 of the Act or
Section 20(a) of the Exchange Act
shall have the same rights to
contribution as the Company and the
Guarantors, subject in each case to
clauses (i) and (ii) of this Section
8(d).  Any party entitled to
contribution will, promptly after
receipt of notice of commencement of
any action, suit or proceeding against
such party in respect of which a claim
for contribution may be made against
another party or parties under this
Section 8(d), notify such party or
parties from whom contribution may be
sought, but the failure to so notify
such party or parties shall not
relieve the party or parties from whom
contribution may be sought from any
obligation it or they may have under
this Section 8(d) or otherwise.  No
party shall be liable for contribution
with respect to any action or claim
settled without its prior written
consent; provided, however, that such
written consent was not unreasonably
withheld.


SECTION 9.               RULE 144A

          The Company hereby agrees
with each Holder, for so long as any
Transfer Restricted Securities remain
outstanding, to make available to any
Holder or beneficial owner of Transfer
Restricted Securities in connection
with any sale thereof and any
prospective purchaser of such Transfer
Restricted Securities from such Holder
or beneficial owner, the information
required by Rule 144A(d)(4) under the
Act in order to permit resales of such
Transfer Restricted Securities
pursuant to Rule 144A.



SECTION 10.    PARTICIPATION IN
UNDERWRITTEN             REGISTRATIONS

          No Holder may participate in
any Underwritten Registration
hereunder unless such Holder (a)
agrees to sell such Holder's Transfer
Restricted Securities on the basis
provided in any underwriting
arrangements approved by the Persons
entitled hereunder to approve such
arrangements and (b) completes and
executes all reasonable
questionnaires, powers of attorney,
indemnities, underwriting agreements,
lock-up letters and other documents
required under the terms of such
underwriting arrangements.


SECTION 11.         SELECTION OF
UNDERWRITERS

          The Holders of Transfer
Restricted Securities covered by the
Shelf Registration Statement who
desire to do so may sell such Transfer
Restricted Securities in an
Underwritten Offering.  In any such
Underwritten Offering, the investment
banker or investment bankers and
manager or managers that will
administer the offering will be
selected by the Holders of a majority
in aggregate principal amount of the
Transfer Restricted Securities
included in such offering; provided,
that such investment bankers and
managers must be reasonably
satisfactory to the Company.


SECTION 12.         MISCELLANEOUS

          (a)  Remedies.  The Company
and the Guarantors agree that monetary
damages (including the liquidated
damages contemplated hereby) would not
be adequate compensation for any loss
incurred by reason of a breach by it
of the provisions of this Agreement
and hereby agree to waive the defense
in any action for specific performance
that a remedy at law would be
adequate.

          (b)  No Inconsistent
Agreements.  The Company will not, and
will cause the Guarantors not to, on
or after the date of this Agreement
enter into any agreement with respect
to its securities that is inconsistent
with the rights granted to the Holders
in this Agreement or otherwise
conflicts with the provisions hereof.
Neither of the Company nor any of the
Guarantors has previously entered into
any agreement granting any
registration rights with respect to
its securities to any Person.  The
rights granted to the Holders
hereunder do not in any way conflict
with and are not inconsistent with the
rights granted to the holders of the
Company's securities under any
agreement in effect on the date
hereof.

          (c)  Adjustments Affecting
the Notes.  The Company will not take
any action, or permit any change to
occur, with respect to the Notes that
would materially and adversely affect
the ability of the Holders to
Consummate any Exchange Offer.

          (d)  Amendments and Waivers.
The provisions of this Agreement may
not be amended, modified or
supplemented, and waivers or consents
to or departures from the provisions
hereof may not be given unless the
Company has obtained the written
consent of Holders of a majority of
the outstanding principal amount of
Transfer Restricted Securities.
Notwithstanding the foregoing, a
waiver or consent to departure from
the provisions hereof that relates
exclusively to the rights of Holders
whose securities are being tendered
pursuant to the Exchange Offer and
that does not affect directly or
indirectly the rights of other Holders
whose securities are not being
tendered pursuant to such Exchange
Offer may be given by the Holders of a
majority of the outstanding principal
amount of Transfer Restricted
Securities being tendered or
registered.

          (e)  Notices.  All notices
and other communications provided for
or permitted hereunder shall be made
in writing by hand-delivery, first-
class mail (registered or certified,
return receipt requested), telex,
telecopier, or air courier
guaranteeing overnight delivery:

             (i)  if to a Holder, at
   the address set forth on the
   records of the Registrar under the
   Indenture, with a copy to the
   Registrar under the Indenture; and

             (ii)  if to the Company
   or any of the Guarantors:

American Skiing Company
Sunday River Access Road
Bethel, Maine 04217
Telecopy No.: (207) 824-2111
Attention: Secretary

With copies to:

Pierce, Atwood, Scribner, Allen, Smith
                  & Lancaster
One Monument Square
Portland, Maine 04101
Telecopy No.: (207) 773-3419
Attention: Christopher E. Howard,
                  Esq.; and

Skadden, Arps, Slate, Meagher & Flom
919 Third Avenue
New York, New York 10022
Telecopy No.: (212) 735-2000
Attention: Phyllis G. Korff, Esq.

          All such notices and
communications shall be deemed to have
been duly given:  at the time
delivered by hand, if personally
delivered; five business days after
being deposited in the mail, postage
prepaid, if mailed; when answered
back, if telexed; when receipt
acknowledged, if telecopied; and on
the next business day, if timely
delivered to an air courier
guaranteeing overnight delivery.

          Copies of all such notices,
demands or other communications shall
be concurrently delivered by the
Person giving the same to the Trustee
at the address specified in the
Indenture.

          (f)  Successors and Assigns.
This Agreement shall inure to the
benefit of and be binding upon the
successors and assigns of each of the
parties, including without limitation
and without the need for an express
assignment, subsequent Holders of
Transfer Restricted Securities;
provided, however, that this Agreement
shall not inure to the benefit of or
be binding upon a successor or assign
of a Holder unless and to the extent
such successor or assign acquired
Transfer Restricted Securities from
such Holder.

          (g)  Counterparts.  This
Agreement may be executed in any
number of counterparts and by the
parties hereto in separate
counterparts, each of which when so
executed shall be deemed to be an
original and all of which taken
together shall constitute one and the
same agreement.

          (h)  Headings.  The headings
in this Agreement are for convenience
of reference only and shall not limit
or otherwise affect the meaning
hereof.

          (i)  Governing Law.  THIS
AGREEMENT SHALL BE GOVERNED BY AND
CONSTRUED IN ACCORDANCE WITH THE LAWS
OF THE STATE OF NEW YORK WITHOUT
REGARD TO THE CONFLICT OF LAW RULES
THEREOF.

          (j)  Severability.  In the
event that any one or more of the
provisions contained herein, or the
application thereof in any
circumstance, is held invalid, illegal
or unenforceable, the validity,
legality and enforceability of any
such provision in every other respect
and of the remaining provisions
contained herein shall not be affected
or impaired thereby.

          (k)  Entire Agreement.  This
Agreement, together with the other
Operative Documents (as defined in the
Purchase Agreement), is intended by
the parties as a final expression of
their agreement and intended to be a
complete and exclusive statement of
the agreement and understanding of the
parties hereto in respect of the
subject matter contained herein.
There are no restrictions, promises,
warranties or undertakings, other than
those set forth or referred to herein
with respect to the registration
rights granted by the Company with
respect to the Transfer Restricted
Securities.  This Agreement supersedes
all prior agreements and
understandings between the parties
with respect to such subject matter.

          IN WITNESS WHEREOF, the
parties have executed this Agreement
as of the date first written above.


AMERICAN SKIING COMPANY

By: /s/ Leslie B. Otten
Name:
Title:


SUNDAY RIVER SKIWAY CORPORATION

By: /s/ Leslie B. Otten
Name:
Title:


SUNDAY RIVER LTD.

By: /s/ Leslie B. Otten
Name:
Title:


PERFECT TURN, INC.

By: /s/ Leslie B. Otten
Name:
Title:


LBO HOLDING, INC.

By: /s/ Leslie B. Otten
Name:
Title:


SUNDAY RIVER TRANSPORTATION, INC.

By: /s/ Leslie B. Otten
Name:
Title:


SUGARBUSH RESORT HOLDINGS, INC.

By: /s/ Leslie B. Otten
Name:
Title:


SUGARBUSH LEASING COMPANY

By: /s/ Leslie B. Otten
Name:
Title:


SUGARBUSH RESTAURANTS, INC.

By: /s/ Leslie B. Otten
Name:
Title:


CRANMORE, INC.

By: /s/ Leslie B. Otten
Name:
Title:


MOUNTAIN WASTEWATER TREATMENT, INC.

By: /s/ Leslie B. Otten
Name:
Title:


LBO HOTEL CO.

By: /s/ Leslie B. Otten
Name:
Title:

S-K-I LIMITED

By: /s/ Leslie B. Otten
Name:
Title:


KILLINGTON LTD.

By: /s/ Leslie B. Otten
Name:
Title:


MOUNT SNOW LTD.

By: /s/ Leslie B. Otten
Name:
Title:


WATERVILLE VALLEY SKI AREA, LTD.

By: /s/ Leslie B. Otten
Name:
Title:


SUGARLOAF MOUNTAIN CORPORATION

By: /s/ Leslie B. Otten
Name:
Title:


KILLINGTON RESTAURANTS, INC.

By: /s/ Leslie B. Otten
Name:
Title:


DOVER RESTAURANTS, INC.

By: /s/ Leslie B. Otten
Name:
Title:


RESORT TECHNOLOGIES, INC.

By: /s/ Leslie B. Otten
Name:
Title:


RESORT SOFTWARE SERVICES, INC.

By: /s/ Leslie B. Otten
Name:
Title:


DEERFIELD OPERATING COMPANY

By: /s/ Leslie B. Otten
Name:
Title:



PICO SKI AREA MANAGEMENT COMPANY

By: /s/ Leslie B. Otten
Name:
Title:


SUGARTECH

By: /s/ Leslie B. Otten
Name:
Title:


MOUNTAINSIDE

By: /s/ Leslie B. Otten
Name:
Title:



Accepted and agreed

BEAR, STEARNS & CO. INC.


By: /s/ Bear Stearns & Co. Inc.
Name:
Title: